IMPORTANT NOTICE TO ALL SHAREHOLDERS
Wilshire Mutual Funds, Inc. (the “Company”)

Large Company Growth Portfolio

Investment Class Shares (DTLGX)
Institutional Class Shares (WLCGX)

Wilshire International Equity Fund

Investment Class Shares (WLCTX)
Institutional Class Shares (WLTTX)

Supplement dated September 3, 2015, to the Company’s Prospectus dated May 1, 2015, with respect to the Large Company Growth Portfolio and the Wilshire International Equity Fund

THIS SUPPLEMENT REPLACES AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE COMPANY’S PROSPECTUS FOR THE LARGE COMPANY GROWTH PORTFOLIO AND THE WILSHIRE INTERNATIONAL EQUITY FUND.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (“SEC”), Wilshire Associates Incorporated (“Wilshire” or the “Adviser”) may enter into new subadvisory agreements without shareholder approval, upon the approval of the Board of Directors.

On July 17, 2015, the Board of Directors approved a subadvisory agreement between Wilshire and Loomis, Sayles & Company, L.P. (“Loomis Sayles”), pursuant to which Loomis Sayles will serve as a subadviser to the Large Company Growth Portfolio effective September 1, 2015. On July 17, 2015, the Board of Directors also approved a subadvisory agreement between Wilshire and Cambiar Investors, LLC (“Cambiar”), pursuant to which Cambiar will serve as a subadviser to the Wilshire International Equity Fund effective September 1, 2015. The Company’s Prospectus is supplemented as follows:

Effective August 24, 2015, Cornerstone Capital Management LLC (“Cornerstone”) no longer serves as a subadviser to the Large Company Growth Portfolio.  All references to Cornerstone are hereby deleted in their entirety.  In addition, effective August 31, 2015, Thomas White International, Ltd. (“Thomas White”) no longer serves as subadviser to the Wilshire International Equity Fund.  All reference to Thomas White are hereby deleted in their entirety.

The following information supplements the information under the heading “Principal Investment Strategies” beginning on pg. 3:

Loomis, Sayles & Company (“Loomis Sayles”).  Loomis Sayles is an active manager with a long-term, private equity approach to investing. Through its proprietary, bottom-up research framework, Loomis Sayles looks to invest in those few high-quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value.

The following information supplements the information under the heading “Management” and the sub-heading “Subadvisers and Portfolio Managers” on pg. 6:

Loomis Sayles

1

Aziz V. Hamzaogullari, CFA, is Vice President of Loomis Sayles and Portfolio Manager of the Portfolio.  Mr. Hamzaogullari has served as Porfolio Manager since September 2015.

The following information supplements the information under the heading “Principal Investment Strategies” beginning on pg. 28:

Cambiar Investors, LLC (“Cambiar”).  Cambiar utilizes a relative value qualitative investment discipline.  Cambiar seeks quality companies that are trading at the lower end of their long-term valuation range, yet possess a catalyst that can enable the company to generate improved operating performance over a forward 1-2 year timeframe.

The following information supplements the information under the heading “Management” and the sub-heading “Subadvisers and Portfolio Managers” on pg. 31:

Cambiar

Jennifer M. Dunne, CFA, Investment Principal, joined Cambiar in 2005, and has served as a Co-Lead Portfolio Manager of the Fund since 2015.

Brian M. Barish, CFA, President, Chief Investment Officer, joined Cambiar in 1997, and has served as a Co-Lead Portfolio Manager of the Fund since 2015.

Anna (Ania) A. Aldrich, CFA, Investment Principal, joined Cambiar in 1999 and has served as Portfolio Manager for the Fund since 2015.

Andrew P. Baumbusch, Investment Principal, joined Cambiar in 2004 and has served as Portfolio Manager for the Fund since 2015.

Todd L. Edwards, PhD, Investment Principal, joined Cambiar in 2007 and has served as Portfolio Manager for the Fund since 2015.

Alvaro Shiraishi, Investment Principal, joined Cambiar in 2007 and has served as Portfolio Manager for the Fund since 2015.

The following supplements the information under the sub-heading “Style Portfolios” beginning on pg. 33:

Loomis Sayles

Loomis Sayles serves as a subadviser to a portion of the Large Company Growth Portfolio.  Under normal market conditions, Loomis Sayles will invest primarily in equity securities, including common stocks, convertible securities and warrants. Loomis Sayles focuses on stocks of large capitalization companies, but may invest in companies of any size.  Loomis Sayles normally invests across a wide range of sectors and industries.

Loomis Sayles’ portfolio manager employs a growth style of equity management that emphasizes companies with sustainable competitive advantages, long-term secular growth drivers, attractive cash flow returns on invested capital, and management teams focused on creating long-term value for shareholders. Loomis Sayles’ portfolio manager aims to invest in companies when they trade at a significant discount to the estimate of intrinsic value.
2

Loomis Sayles will consider selling a portfolio investment when the portfolio manager believes an unfavorable structural change occurs within a given business or the markets in which it operates, a critical underlying investment assumption is flawed, when a more attractive reward-to-risk opportunity becomes available, when the current price fully reflects intrinsic value, or for other investment reasons which the portfolio manager deems appropriate.

Loomis Sayles may also invest the portion of the Large Company Growth Portfolio’s assets it manages in equity securities of Canadian issuers, up to 20% of its assets in other foreign securities, including emerging market securities, engage in foreign currency transactions, invest in options for hedging and investment purposes and invest in securities issued pursuant to Rule 144 under the Securities Act of 1933. Loomis Sayles may elect not to hedge currency risk, which may cause the portion of the Large Company Growth Portfolio managed by Loomis Sayles to incur losses that would not have been incurred had the risk been hedged. Except as provided above, the Large Company Growth Portfolio is not limited in the percentage of its assets that it may invest in these instruments. Principal risks relating to the instruments described in this paragraph are set forth below.

Credit/Counterparty Risk. Credit risk is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The Fund will be subject to credit risks with respect to the counterparties of its derivative transactions. Many of the protections afforded to participants on organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter (“OTC”) derivative transactions, such as foreign currency transactions. As a result, in instances when the Fund enters into OTC derivative transactions, the Fund will be subject to the risk that its direct counterparties will not perform their obligations under the transactions and that the Fund will sustain losses or be unable to realize gains.

Currency Risk. Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may be subject to currency risk because it may invest in currency-related instruments and may invest in securities or other instruments denominated in, or receive revenues in, foreign currencies. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.

Derivatives Risk. Derivative instruments (such as those in which the Fund may invest, including foreign currency transactions and options) are subject to changes in the value of the underlying assets or indices on which such instruments are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange rates. It is possible that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. The use of derivatives may cause the Fund to incur losses greater than those that would have occurred had derivatives not been used. The Fund’s use of derivatives, such as forward currency contracts and options transactions involves other risks, such as the credit risk relating to the other party to a derivative contract (which is greater for forward currency contracts and other over-the-counter traded derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate as expected with changes in the value of relevant assets, rates or indices, liquidity risk, allocation risk and the risk of losing more than the initial margin required to initiate derivatives positions. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price. The Fund’s derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Fund.

3

Emerging Markets Risk. In addition to the risks of investing in foreign investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, sanctions by the U.S. government and an issuer’s unwillingness or inability to make principal or interest payments on its obligations. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets.

Foreign Securities Risk. Investments in foreign securities may be subject to greater political, economic, environmental, credit and information risks. The Fund’s investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

Leverage Risk. Use of derivative instruments may involve leverage. Leverage is the risk associated with securities or practices that multiply small index, market or asset-price movements into larger changes in value. The use of leverage increases the impact of gains and losses on a fund’s returns, and may lead to significant losses if investments are not successful.

Liquidity Risk. Liquidity Risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Events that may lead to increased redemptions, such as market disruptions, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Securities acquired in a private placement, such as Rule 144A securities, are generally subject to greater liquidity risk because they are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. Liquidity issues may also make it difficult to value the Fund’s investments.

The following supplements the information under the sub-heading “The International Fund” beginning on pg. 36:

Cambiar

Cambiar serves as a subadviser to a portion of the Wilshire International Equity Fund.  Cambiar invests primarily in equity securities of foreign companies and will typically hold between 40-50 positions, with average positions sizes in the 2%-3% range.  The portion of the Fund’s assets managed by Cambiar will have a developed market bias but does have the ability to invest up to 25% in emerging markets.

In selecting investments for the Fund, Cambiar uses a fundamental, relative value investment approach to build a diversified portfolio of companies that meet the following criteria:

4

QUALITY – Cambiar seeks to identify companies that possess strong competitive positions within their sector or industry, and offer a track record of innovation and product leadership as well as strong pricing and cost discipline. Cambiar prefers companies that possess strong financial characteristics such as low leverage and sufficient liquidity.

VALUATION -- Cambiar uses conventional valuation metrics, such as price-to-earnings and price-to-book ratios, to identify companies that are trading at the lower end of their long-term valuation range.

CATALYST -- Cambiar seeks to identify a fundamental positive development or catalyst (such as the onset of a new product or pricing cycle, resolution of a transitory overhang or normalization of the businesses' cash flow, margins and/or earnings) that it believes can positively change investors' perception of a company, but has not yet been recognized by the market.

HURDLE RATE -- Cambiar seeks to identify companies that it believes have the ability to generate a significant investment return consisting of both capital appreciation and dividend income, over a 1-2 year time horizon, and is based on the company returning to its normal earnings and valuation.

Cambiar selects investments on a stock-by-stock basis, with the goal of building a portfolio for its portion of the Fund’s assets that strikes a balance between its conviction in an investment and portfolio diversification. Cambiar seeks to manage risk through its research process as well as limits on individual position sizes and allocations to an economic sector or individual country.

Cambiar will consider liquidating or reducing its investment in a company if: (a) the investment thesis is realized and the stock reaches its price target, (b) the stock price increases disproportionately relative to actual company developments, (c) position size, country or sector limits are reached, or (d) there is a negative change in fundamentals, or the investment thesis fails to develop as expected.

The following supplements the information under the heading “Investment Subadvisers” beginning on pg. 40:

Loomis Sayles

Wilshire has entered into a subadvisory agreement with Loomis Sayles, effective September 1, 2015, to manage a portion of the Large Company Growth Portfolio, subject to the supervision of Wilshire and the Board. Loomis Sayles is located at One Financial Center, Boston, MA 02111. Loomis Sayles, has served the investment needs of institutional, high net worth and registered investment company clients in equity, fixed income and alternatives disciplines for over 85 years.  Loomis Sayles is a Delaware limited partnership owned by Natixis Global Asset Management, L.P. (“Natixis US”).  Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm.  Natixis is principally owned by BPCE, France’s second largest banking group.  BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks.  Loomis Sayles’ assets under management as of July 31, 2015 were $245.6 billion.

Day to day management of Loomis Sayles’ portion of the Large Company Growth Portfolio is the responsibility of portfolio manager Aziz Hamzaogullari.  Mr. Hamzaogullari is a Vice President of Loomis Sayles and portfolio manager of the Loomis Sayles large cap growth and all cap growth strategies, including the Loomis Sayles Growth Fund and products outside the US. He has 21 years of investment industry experience. Mr. Hamzaogullari joined Loomis Sayles in 2010 from Evergreen Investments, where he was a senior portfolio manager. He joined Evergreen in 2001, was promoted to director of research in 2003 and portfolio manager in 2006. Mr. Hamzaogullari was head of Evergreen’s Berkeley Street Growth Equity team, and was the founder of the research and investment process. Prior to Evergreen, Mr. Hamzaogullari was a senior equity analyst and portfolio manager at Manning & Napier Advisors. Mr. Hamzaogullari earned a BS from Bilkent University, Turkey, and an MBA from George Washington University.
5

Cambiar

Wilshire has entered into a subadvisory agreement with Cambiar, effective September 1, to manage a portion of the Wilshire International Equity Fund, subject to the supervision of Wilshire and the Board. Cambiar is located at  200 Columbine Street, Suite 800, Denver, CO  80206. Cambiar was founded in 1973 and has been providing investment management services for over forty years.  Cambiar’s assets under management as of June 30, 2015 were $10.4 billion.

Day to day management of Cambiar’s portion of the Wilshire International Equity Fund is the responsibility of portfolio managers Jennifer M. Dunne, CFA, Brian M. Barish, CFA, Anna (Ania) A. Aldrich, CFA, Andrew P. Baumbusch, Todd L. Edwards, PhD, and Alvaro Shiraishi.

Brian M. Barish, CFA, President, Chief Investment Officer, joined Cambiar in 1997 and has over 25 years of investment experience.  Brian Barish focuses on investments in the technology, media, aerospace and defense sectors. Prior to joining Cambiar, Mr. Barish served as Director of Emerging Markets Research for Lazard Freres & Co., a New York based investment bank. He has also served as a securities analyst with Bear, Stearns & Co. and Arnhold S. Bleichroeder, a New York based research firm. Mr. Barish received a BA in Economics and Philosophy from the University of California, Berkeley, and holds the Chartered Financial Analyst designation.

Jennifer M. Dunne, CFA, Investment Principal, joined Cambiar in 2005 and has over 20 years of investment experience .  Jennifer Dunne focuses on investments in the energy, industrials, utilities and basic materials sectors. Prior to joining Cambiar, Ms. Dunne was a senior equity analyst at Founders Asset Management LLC, a Colorado based asset management firm.  Ms. Dunne holds a graduate diploma from the London School of Economics as well as a Masters of Economics from the University of British Columbia and a BA from the University of Colorado, Boulder. She also holds the Chartered Financial Analyst designation.

Anna (Ania) A. Aldrich, CFA, Investment Principal, joined Cambiar in 1999 and has over 25 years of investment experience.  Ania focuses on the financial services and consumer products sectors.  Prior to joining Cambiar, Ms. Aldrich was a global equity analyst at Bankers Trust, a New York based investment company, covering the financial services and transportation sectors.  She began her career as a senior investor relations professional at BET PLC, a New York based communications firm.  Ms. Aldrich holds an MBA in Finance from Fordham University and a BA in Computer Science from Hunter College.  She also holds the Chartered Financial Analyst designation.

Andrew P. Baumbusch, Investment Principal, joined the Cambiar in 2004 and has over 16 years of investment experience. Andy focuses on the industrials, media and telecom sectors.  Prior to joining the Adviser, Mr. Baumbusch served as an investment analyst at Franklin Templeton, Atrium Capital and Alex Brown & Sons.  Mr. Baumbusch holds an MBA from the Stanford Graduate School of Business and a BA in Economics from Princeton University.

6

Todd L. Edwards, PhD, Investment Principal, joined Cambiar in 2007 and has over 19 years of investment experience.  Mr. Edwards is primarily responsible for macroeconomic and policy research efforts.  Prior to joining Cambiar, he was a Director in the Global Emerging Markets Group at Citigroup.  Before that, he served as Director of Research and Equity Strategist at BBVA Securities.  Mr. Edwards began his investment career as a research analyst at Salomon Brothers. An accomplished author, he has written books on Brazil and Argentina.  Mr. Edwards received a PhD and MA from Tulane University and a BA from Colorado College.

Alvaro Shiraishi, Investment Principal, joined Cambiar in 2007 and has over 21 years of investment experience. Mr. Shiraishi is responsible for non-U.S. company coverage in the basic materials and consumer discretionary sectors.  Prior to joining Cambiar, he worked at Aon Corporation in Chicago, where he conducted risk management research for the industrials and construction industries.  Mr. Shiraishi began his investment career as an equity analyst for UBS.  Mr. Shiraishi received a BA in Economics from Universidad Panamericana in Mexico City.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE COMPANY’S
PROSPECTUS FOR FUTURE REFERENCE.

WIL-SK-XXX-XXXX
7

IMPORTANT NOTICE TO SHAREHOLDERS
Wilshire Mutual Funds, Inc. (the “Company”)

Large Company Growth Portfolio

Investment Class Shares (DTLGX)
Institutional Class Shares (WLCGX)

Wilshire International Equity Fund

Investment Class Shares (WLCTX)
Institutional Class Shares (WLTTX)

Supplement dated September 3, 2015 to the Company’s Statement of Additional Information (“SAI”) dated May 1, 2015, with respect to the Large Company Growth Portfolio and the Wilshire International Equity Fund

THIS SUPPLEMENT REPLACES AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE COMPANY’S SAI FOR THE LARGE COMPANY GROWTH PORTFOLIO AND THE INTERNATIONAL EQUITY FUND.

Effective August 24, 2015, Cornerstone Capital Management LLC (“Cornerstone”) no longer serves as a subadviser to the Large Company Growth Portfolio and Thomas White International Ltd. (“Thomas White”) no longer serves as subadviser to the Wilshire International Equity Fund.  All references to Cornerstone and Thomas White are hereby deleted in their entirety.

Effective September 1, 2015, the Company’s SAI is supplemented as follows:

The following replaces the paragraph under the heading “The Portfolios” on pg. 3:

The Company is a diversified, open-end investment management company that currently offers shares of a number of series and classes, including the Investment Class Shares and Institutional Class Shares for each of the Portfolios. The Company also offers other classes of shares of the Wilshire 5000 IndexSM Fund (the “Index Fund”) in separate prospectuses and statements of additional information. Wilshire Associates Incorporated (“Wilshire”) is the investment adviser for the Portfolios. Loomis Sayles & Company, L.P. (“Loomis Sayles”), Los Angeles Capital Management and Equity Research, Inc. (“Los Angeles Capital”), NWQ Investment Management Company, LLC (“NWQ”), Pzena Investment Management, LLC (“Pzena”), Ranger Investment Management, L.P. (“Ranger”), Systematic Financial Management, L.P. (“Systematic”), Cambiar Investors, LLC (“Cambiar”), Victory Capital Management Inc. (“Victory Capital”) and WCM Investment Management (“WCM” and together with Loomis Sayles, Los Angeles Capital, NWQ, Pzena, Ranger, Systematic, Cambiar and Victory Capital, the “Subadvisers”) each have entered into an agreement with Wilshire to serve as a subadviser to at least one of the Portfolios. Terms not defined in this SAI have the meanings assigned to them in the prospectus.

The following replaces the second and seventh paragraphs, respectively, under the sub-heading “Investment Adviser and Subadvisers” on pg. 21 under the heading “Investment Advisory and Other Services”:

Pursuant to subadvisory agreements with Wilshire dated September 1, 2015, April 1, 2002, as amended, and August 1, 2013, respectively, Loomis Sayles, Los Angeles Capital, and Victory Capital each manage a portion of the Large Company Growth Portfolio.

Pursuant to subadvisory agreements with Wilshire dated September 1, 2015, November 1, 2013 and April 1, 2002 (as amended May 16, 2014), respectively, Cambiar, WCM and Los Angeles Capital each manage a portion of the Wilshire International Equity Fund.

The following is added to the end of the first paragraph on pg. 24:

The Subadvisory Agreements with Loomis Sayles and Cambiar were approved to continue for the period ending August 31, 2016.

The following supplements the information under the sub-heading “Portfolio Managers” beginning on pg. 24 under the heading “Investment Advisory and Other Services”:

Loomis Sayles

Aziz Hamzaogullari, portfolio manager of Loomis Sayles’ portion of the Large Company Growth Portfolio, is primarily responsible for the day-to-day management of other pooled investment vehicles and other advisory accounts. As of July 31, 2015, information on these other accounts is as follows:

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	14	$11,930	0	0
Other Pooled Investment Vehicles:	8	$1,466	1	$534
Other Accounts:	73	$6,407	0	0

*	This does not include the Large Company Growth Portfolio.

Conflicts of Interest

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the funds and other accounts managed by the portfolio manager. The portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. The goal of Loomis Sayles is to meet its fiduciary obligation with respect to all clients. Loomis Sayles maintains trade allocation and aggregation policies and procedures to address these potential conflicts. Conflicts of interest also may arise to the extent the portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Large Company Growth Portfolio, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements.”

Compensation

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up primarily of three main components: base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan. Base salary is a fixed amount based on a combination of factors, including industry experience, firm experience, job performance and market considerations. Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. Variable compensation is based on four factors: investment performance, profit growth of the firm, profit growth of the manager’s business unit and team commitment. Investment performance is the primary component of total variable compensation and generally represents at least 60% of the total for fixed income managers and 70% for equity managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the Chief Investment Officer (“CIO”) and senior management. The CIO and senior management evaluate these other factors annually.

Equity Managers
While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of Loomis Sayles’ institutional composites to the performance of the applicable Morningstar peer group and/or the Lipper universe. Generally speaking the performance of the respective product’s fund is compared against the applicable Morningstar peer group and/or the Lipper universe. If the majority of the assets in the product are contained in the mutual fund that comparison will drive compensation. To the extent the majority of assets managed in the fund strategy are for institutional separate accounts, the Evestment Alliance institutional peer group will also be used as an additional comparison. In situations where substantially all of the assets for the strategy are institutional, the institutional peer group will be used as the primary method of comparison. A manager’s performance relative to the peer group for the 1, 3 and 5 year periods (or since the start of the manager’s tenure, if shorter) is used to calculate the amount of variable compensation payable due to performance. The 1 year may be eliminated in regards to the Large Cap Growth strategy. Longer-term performance (3, 5, and 7 years, or since the start of the manager’s tenure, if shorter) combined is weighted more than shorter-term performance (1 year). In addition, the performance measurement for equity compensation incorporates a consistency metric using longer term (3, 5, and 7 year) rolling return compared to the peer group over a sustained measurement period (5, 7, etc. years). The exact method may be adjusted to a product’s particular style. If a manager is responsible for more than one product, the rankings of each product are weighted based on either relative revenue or asset size of accounts represented in each product. An external benchmark is used as a secondary comparison.

Loomis Sayles uses either institutional peer groups as a point of comparison for equity manager performance, a Morningstar universe and/or Lipper universe. In cases where the institutional peer groups are used, Loomis Sayles believes they represent the most competitive product universe while closely matching the investment styles offered by the Loomis Sayles fund.

General
Most mutual funds are not included in the Loomis Sayles strategy composites, so unlike other managed accounts, fund performance and asset size in those cases would not directly contribute to this calculation. However, each fund managed by Loomis Sayles employs strategies endorsed by Loomis Sayles and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. These plans supplement existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:

•	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;
•	upon retirement, a participant will receive a multi-year payout for his or her vested units; and
•	participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan is similarly constructed although the participants’ annual participation in company earnings is deferred for two years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there is no post-retirement payments or non-compete covenants.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

As of July 31, 2015, Mr. Hamzaogullari did not own any shares of the Large Company Growth Portfolio.

Cambiar

In addition to Cambiar’s portion of assets of the Wilshire International Equity Fund, Cambiar’s portfolio managers are responsible for the day-to-day management of certain other accounts, as follows.  None of the accounts listed below are subject to a performance based advisory fee.  The information below is provided as of April 30, 2015.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in millions)
Anna (Ania) A. Aldrich	8	$3,346.60	0	$0	676	$6,566.98
Brian M. Barish	8	$3,491.89	0	$0	657	$6,565.89
Andrew Baumbusch	6	$3,343.24	0	$0	651	$6,530.10
Jennifer M. Dunne	2	$432.1	0	$0	295	$2,976.59
Todd Edwards	3	$434.18	0	$0	318	$2,999.86
Alvaro Shiraishi	3	$434.18	0	$0	318	$2,999.86

*	Note: Cambiar had not begun management of the Wilshire International Equity Fund as of 4/30/15 and as such the Fund is not reflected in the table above.

Conflicts of Interest

The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with his or her management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund.

Compensation

Cambiar compensates the Fund’s portfolio managers for their management of Cambiar’s portion of the Wilshire International Equity Fund’s assets and Cambiar’s other accounts. The portfolio managers’ compensation consists of an industry competitive base salary, discretionary cash bonus, and a profit-sharing contribution at year-end. While Cambiar’s investment professionals receive a competitive salary plus a bonus tied to firm and individual performance, contributions are also measured through performance attribution which details individual stock and sector selection as well as overall “value added” for the firm. This would include assistance with product development and client service. Company equity is also available to reward key employees. For the Wilshire International Equity Fund, each portfolio manager’s pre-tax performance results are compared to the MSCI EAFE Index.

As of July 31, 2015, the portfolio managers do not own any shares of the Wilshire International Equity Fund.

The following supplements the information under “Appendix A-Proxy Voting Policies” beginning on pg. 57:

Loomis Sayles Proxy Voting Policies and Procedures

Loomis Sayles uses the services of third parties (“Proxy Voting Service(s)”), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. One of Loomis Sayles’ Proxy Voting Services, Glass, Lewis & Company (“Glass Lewis”) provides vote recommendations and/or analysis to Loomis Sayles based on Glass Lewis’ own research. Loomis Sayles will generally follow its express policy with input from Glass Lewis unless Loomis Sayles Proxy Committee (the “Proxy Committee”) determines that the client’s best interests are served by voting otherwise.

All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of a fund holding the security, and will be voted in the best investment interests of the fund. All routine issues will be voted according to Loomis Sayles’ policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of a fund holding the security. Loomis Sayles’ Proxy Committee has established these routine policies in what it believes are the best investment interests of Loomis Sayles’ clients (the “Procedures”).

The specific responsibilities of the Proxy Committee, include, (1) developing, authorizing, implementing and updating the Procedures, including an annual review of the Procedures, existing voting guidelines and the proxy voting process in general, (2) oversight of the proxy voting process including oversight of the vote on proposals according to the predetermined policies in the voting guidelines, directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and consultation with the portfolio managers and analysts for the fund(s) holding the security when necessary or appropriate and, (3) engagement and oversight of third-party vendors, including Proxy Voting Services.

Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients’ best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in the Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of Glass Lewis in making its voting decisions. However, if the Proxy Committee determines that Glass Lewis’ recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against Glass Lewis’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

Cambiar Proxy Voting Policy and Procedures

Objective:  The objective of Cambiar Investors, LLC’s (“Cambiar”) proxy voting process is to seek to maximize the long-term investment performance of our client accounts by exercising delegated voting authority over proxies in clients’ best economic interests as determined by Cambiar in good faith after appropriate review.  Cambiar will use reasonable best efforts to vote proxies for which it receives ballots in good order and in a timely manner.  Proxies will be voted or otherwise processed (such as by a decision to abstain from voting or to take no action) consistent with Cambiar’s Proxy Voting Policies and Procedures (“Proxy Voting Policies”).

Policy:  The objective of Cambiar Investors, LLC’s (“Cambiar”) proxy voting process is to seek to maximize the long-term investment performance of our client accounts by exercising delegated voting authority over proxies in clients’ best economic interests as determined by Cambiar in good faith after appropriate review.  Cambiar will use reasonable best efforts to vote proxies for which it receives ballots in good order and in a timely manner.  Proxies will be voted or otherwise processed (such as by a decision to abstain from voting or to take no action) consistent with Cambiar’s Proxy Voting Policies and Procedures (“Proxy Voting Policies”).

•
Cambiar’s analysis of a proxy proposal can lead it to conclude that a particular management or board recommendation may not be in clients’ best interests.  In these circumstances, Cambiar may, in its sole discretion, choose to vote against a management or board recommendation based on its analysis, if such action appears more consistent with the best interests of clients.

•
In certain circumstances, such as when a proxy issuer is also a client of Cambiar, a potential material conflict in how the proxies are voted may arise between Cambiar’s interests and the interests of affected clients.  In the event there exists a material conflict of interest between Cambiar and the interests of one or more clients in how proxies are voted, Cambiar has adopted procedures that are designed to resolve such conflicts.  In such situations, Cambiar may vote these ballots as recommended by an independent, third-party proxy research provider.

•
Cambiar may abstain from voting or take no action on certain proxy proposals.  Instances when this might occur include, but are not limited to, proxies issued by companies that Cambiar has decided to sell, proxies issued by companies that Cambiar did not select for a client portfolio, or proxies issued by foreign companies, as described further below.

•
Special challenges may arise in connection with voting proxies for companies organized in foreign countries or subject to foreign securities laws.  Certain foreign markets, for example, may require that the securities positions be held or “blocked” for extended periods leading up to (or even following) the meeting.  Because foreign markets may impose these or other types of burdensome or expensive voting requirements, Cambiar may choose, in its discretion, to abstain or take no action on these proxies.  For certain foreign securities held in depositary receipt form, Cambiar may not have the option to vote proxies as the receipt issuer may not pass through to receipt holders the voting rights of the ordinary shares.

•
Cambiar may use an independent, third-party proxy service provider to assist in the ministerial and administrative aspects of voting proxies, including assisting in preparing ballots and reports, casting votes, maintaining voting records, and disclosing voting information to clients.  Cambiar will use reasonable best efforts to periodically reconcile available votes or votes cast by the proxy service provider against shares held in client accounts in an effort to ensure that Cambiar is receiving and voting proxies for those clients and relationships for which it has voting authority.

•
Cambiar maintains records relating to how it votes proxies for client accounts, as well as other records relating to its Proxy Voting Policies, as required by the Investment Advisers Act of 1940, as amended.  The policies and procedures, as well as a record of how Cambiar votes proxies for client accounts, are available to clients upon request.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE COMPANY’S SAI
FOR FUTURE REFERENCE.

WIL-SK-XXX-XXXX

8